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                                                                   EXHIBIT 10.18

                                  HSBC BANK USA

                           MPOWER COMMUNICATIONS CORP.

                       EMPLOYEE BENEFIT TRUST AGREEMENT II

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[HSBC LOGO]

                           MPOWER COMMUNICATIONS CORP.

                       EMPLOYEE BENEFIT TRUST AGREEMENT II

      THIS AGREEMENT (hereinafter referred to as the "Trust Agreement"), made this 2nd day of October, 2002 by and between Mpower Communications Corp., a corporation organized and existing under the laws of the State of New York and having its principal offices at 175 Sully's Trail, Suite 300, Pittsford, New York, 14534 (the "Company"), and HSBC Bank USA ("HSBC"), a bank organized under the laws of the State of New York and having a principal place of business at One HSBC Center, Buffalo, New York 14203 (the "Trustee").

                                   WITNESSETH:

      WHEREAS, the Company has established certain severance and retention agreements for the exclusive benefit of employees of the Company or its affiliates (in the aggregate, the agreements are referred to herein as the "Mpower Communications Corp. Severance Plan" or "Plan"); and

      WHEREAS, the Trustee is not a party to the Plan and makes no representations with respect thereto, and all representations and recitals with respect to the Plan shall be deemed to be those of the Company; and

      WHEREAS, on October 23, 2001, the Company and the Trustee entered into an employee Benefits Trust Agreement pursuant to which an irrevocable trust was established to fund the payment of certain benefits under the Plan (the "Old Trust"); and

      WHEREAS, since March 31, 2002, the Company has taken certain actions that have increased the amount of severance benefits payable under the Plan to certain participants in excess of the amounts funded pursuant to the Old Trust; and

      WHEREAS, the Company wishes to establish a trust (the "Trust") to fund the payment of the certain severance benefits under the Plan that are not funded by the Old Trust; and

      WHEREAS, the Company wishes to contribute to the Trust assets that shall be held therein until paid to Plan participants in such manner and at such times as specified in the Plan; and

      WHEREAS, the Company has appointed a committee (the "Committee") to administer the Plan generally and an independent fiduciary (the "Fiduciary") to determine and to certify to the Trustee the existence of certain facts concerning the status of the Company that will automatically trigger the payment of benefits as further provided hereunder; and

      WHEREAS, it is the intention of the Company to make contributions to the Trust to fund certain benefits owed to participants in excess of the severance benefits funded under the Old Trust as specified in the Plan.

      NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

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                                    SECTION 1
                             Establishment of Trust

      (a) (i) The Company hereby deposits with Trustee in trust $100, which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

           (ii) The Trustee hereby accepts a trust consisting of the initial deposit referred to in the preceding sentence and such cash or other property acceptable to the Trustee as shall be paid or delivered to the Trustee from time to time, together with the earnings, income, additions and appreciation thereon and thereto (all of which is hereinafter called the "Fund").

      (b) The Trust hereby established shall be irrevocable.

      (c) The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code, and shall be construed accordingly.

      (d) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Plan participants. It is intended that Trust assets will be used solely to provide Plan benefits and will neither revert to the Company except with respect to excess assets as discussed in Sections 3 and 11, nor be paid to any creditors of the Company or of the Plan participants.

      (e) The Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits, or any other contribution to the Trust.

      (f) The Trustee shall have the right and power, but shall be under no duty, to determine whether the amount of any contribution is in accordance with the Plan or to collect or enforce payment of any contribution. The Trustee shall not be responsible for computing or collecting any contribution or other amounts due under the Plan or the Trust.

                                    SECTION 2
                          Payments to Plan Participants

      (a) (i) The Committee shall deliver to Trustee a schedule (the "Payment Schedule") that indicates (x) the amounts payable in respect of each Plan participant or provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, (y) the form in which such amount is to be paid (as provided for or available under the Plan) and (z) the time of commencement for payment of such amounts. The Payment Schedule shall reflect the aggregate severance benefits payable to each participant in excess of the severance benefits payable to such participant pursuant to the Old Trust; provided, however, that Plan participants shall have no right to payment from the trust with respect to severance benefits payable pursuant to the Old Trust. Except as otherwise provided herein, Trustee shall make payments to the Plan participants in accordance with such Payment Schedule.

           (ii) The Payment Schedule shall be delivered to the Trustee following the execution of this Trust Agreement and an updated Payment Schedule shall be furnished at least annually thereafter. Each such Payment Schedule shall include, without limitation, (A) the names, addresses, social security numbers and the amount and form of benefit benefits of each Plan participant in the Plan; (B) a schedule of the estimated yearly cash payments under the Plan; and
(C) any other information regarding the Plan which the Trustee may reasonably request.


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      (b) The Trustee shall not have the responsibility for determining whether factual circumstances have occurred that entitle a participant to receive benefits under the terms of the Plan but shall instead rely on notice and direction from the Committee or the Fiduciary that such factual circumstances have occurred. The Fiduciary shall be responsible, where the Plans may contain such conditions, for notifying the Trustee whether a change in control of the Company has occurred, whether the Company has curtailed all substantial business activities or, if the Committee so requests of the Fiduciary, whether the Company has otherwise attained or failed to attain any other status as may be contemplated under the Plan. The Committee shall be responsible for notifying the Trustee of all factual circumstances not within the Fiduciary's responsibilities described above, such as whether a participant has remained in employment for the requisite period of time required in any retention agreement or has terminated employment as may be required in any other Plan agreement. If either the Fiduciary or the Committee fails to discharge its responsibilities as specified above within 30 days of a request by the other party that it do so, the party not initially responsible may undertake the other party's responsibilities, and the Trustee shall be entitled to rely and act upon such undertaking.

      (c) (i) To the extent that amounts are paid under this Section 2 by the Trustee directly to any Plan participant, such amounts shall be reduced by the Trustee in an amount equal to the income and employment tax withholding required by law with respect to such participant, as determined by the Committee and promptly communicated to the Trustee. The Trustee shall inform each Plan participant to whom a payment is made of the amount withheld from the payment and the purpose of withholding such amount. Such withheld amounts shall be paid by the Trustee to the Company, which shall remit such withheld amounts to, and shall file the appropriate withholding reports with, the appropriate governmental agencies. In making any determination whether the Committee has properly determined and the Company has properly reported and/or withheld the appropriate taxes, the Trustee may rely on a written certification, under penalties of perjury, signed by a member of the Committee.

           (ii)To the extent that amounts are paid under this Section 2 by the Trustee directly to any Plan participant and the Committee fails to direct the Trustee with respect to the appropriate amount to be withheld by the Trustee with respect to the applicable withholding requirements, the Trustee shall use its best efforts to determine, in its sole discretion, the appropriate amount of income and employment tax withholding required by law with respect to the payment to such participant, and shall reduce any payments by the amount of tax withholding required. The Trustee shall inform the Company and each Plan participant to whom payment is made of the amount withheld from the payment and the purpose of withholding such amount. The amount withheld by the Trustee shall be paid by the Trustee to the Company and the Company shall remit such withheld amounts to, and shall file the appropriate withholding reports with, the appropriate governmental agencies. Provided that the Trustee has withheld the amounts directed by the Committee or, in the absence of such direction from the Committee, used its best efforts to determine applicable withholding under this Section, it shall have no liability for failure to withhold amounts sufficient to meet applicable requirements, and shall be held harmless by the Company against such liability.

           (iii) Unless otherwise agreed to by the Trustee, the Company shall be responsible for all tax information reporting with respect to payments made to Plan participants hereunder.

      (d) (i) The entitlement of a Plan participant to benefits under the Plan shall be determined by the Committee or the Fiduciary, or both, as the case may be, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

           (ii) The Trustee shall have no authority over and no responsibility for the disposition of claims for benefits under the Plan and, in the absence of an order to the contrary of a court of competent jurisdiction, may rely conclusively on the most recent Payment Schedule furnished to it by the Committee in making or refraining from making payments from the Trust to individuals who are or


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purport to be Plan participants. The Trustee shall not make payments hereunder to any person until it receives instructions from the Committee or fiduciary in a form reasonably satisfactory to the Trustee.

      (e) (i) The Company may make payment of benefits directly to Plan participants as they become due under the terms of the Plan. The Committee shall notify Trustee of the Company's decision to make payment of benefits directly prior to the time amounts are payable to participants. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, the Company shall make the balance of each such payment as it falls due. The Trustee shall notify the Company where principal and earnings are not sufficient.

           (ii) The Trustee shall have no liability or responsibility for duplicate payments made prior to its receipt from the Committee of notice of the Company's intention to make direct payment.

                                    SECTION 3
                             Payments to the Company

      The Company shall have no right or power to direct the Trustee to return to the Company or to divert to any person other than a Plan participant, any of the Trust assets before all payments of benefits have been made to Plan participants pursuant to the terms of the Plan, except that the Committee may, in its discretion, direct the Trustee from time to time to return to the Company any amount up to the sum of all amounts for which funding was provided under this Trust but which the Committee has determined will never be paid because Plan participants terminated employment without satisfying the Plan conditions for benefit entitlement.

      The Trustee shall be entitled to rely on the Committee for the determination of the above amounts and shall have no obligation to verify the accuracy of such amounts or whether the above conditions have been satisfied.

                                    SECTION 4
                              Investment Authority

      (a) Subject to subsections (b) and (c) of this Section 4, the Trustee shall have the exclusive authority and discretion to manage and control the assets of the Fund as specified in this Section 4, and pursuant to such authority and discretion may exercise from time to time and at any time the power:

           (i) To invest and reinvest the Fund, without distinction between principal and income, in the group, family or class of mutual funds or other securities specified in writing by the Committee which shall constitute the exclusive permitted investments of the Fund;

           (ii) To exercise, personally or by general or limited proxy, the right to vote any securities held in the Fund, and to exercise, personally or by power of attorney, any other right appurtenant to securities held by the Fund;

           (iii) To exercise or sell any conversion or subscription or other rights appurtenant to any securities held in the Fund; and

           (iv) To invest and reinvest any property, real or personal, in the Fund in any other form or type of investment not specifically mentioned in this subsection (a), so long as the Committee directs the Trustee to invest in such form or type of investment.

      (b) (i) The Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by the Company or the Bank. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Plan participants except that voting, tender, appraisal, dissenter and other similar rights with respect to Trust assets shall be exercised by the Committee. In the absence of timely directions from the


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Committee, the Trustee shall have no duty to exercise such rights, and shall have no liability for refraining from exercising such rights.

           (ii) Any investment by the Trustee in securities or obligations of the Company or the Bank shall be subject to prior written approval of the Company.

      (c) The Trustee shall exercise its powers under this Section 4 in a manner consistent with such direction by the Committee and shall have no liability whatsoever for any loss, cost or expense occasioned by any investment in accordance with this section.

      (d) To the extent permitted by law, the Trustee shall not be liable for any act or omission of the Committee hereunder and, except as set forth hereunder, the Trustee shall not be under any obligations to invest or otherwise manage the assets of the Plan. Without limiting the generality of the foregoing, the Trustee shall not be liable by reason of its taking or refraining from taking any action hereunder at the direction of the Committee; the Trustee shall be under no duty to question or to make inquiries as to any direction or order or failure to give direction or order by the Committee and the Trustee shall be under no duty to make any review of investments acquired for the Fund at the direction or order of the Committee and shall be under no duty at any time to make any recommendation with respect to disposing of or continuing to retain any such investment.

      (e) Without limiting the generality of the provisions of Section 7 hereof, the Company agrees, to the extent permitted by law, to indemnify the Trustee and hold it harmless from and against any claim or liability that may be asserted against it, otherwise than on account of the Trustee's own gross negligence or willful misconduct or violation of any provision of law, by reason of the Trustee's taking or refraining from taking any action in accordance with this
Section 4.

      (f) Subject to the other provisions of this Trust Agreement, the Trustee shall have the power and authority to be exercised in its sole discretion at any time and from time to time to issue and place orders for the purchase or sale of securities directly with qualified brokers or dealers. Such orders may be placed with such qualified brokers and/or dealers who also provide investment information or other research or statistical services to the Trustee in its capacity as a fiduciary or investment manager for other clients.

                                    SECTION 5
                              Disposition of Income

      During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

                                    SECTION 6
                                    Accounts

      (a) (i) The Trustee shall keep accurate and detailed records of all receipts, investments and disbursements under this Agreement. Such person or persons as the Company shall designate shall be allowed to inspect the books of account relating to the Fund upon request at any reasonable time during the business hours of the Trustee.

           (ii) Within 120 days after the close of each calendar year, the Trustee shall transmit to the Company, and certify the accuracy of, a written statement of the assets and liabilities of the Fund at the close of that calendar year, showing the current value of each asset at that date, and a written account of all the Trustee's transactions relating to the Fund during the period from the last previous accounting to the close of that calendar year. (For purposes of this section, the date of the Trustee's resignation or removal as provided in Section 9 hereof or the date of the termination of the Plan as provided in Section


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11 hereof shall be deemed to be the close of a calendar year with respect to the
Trustee's resignation or the termination of the Plan, as the case may be.)

           (iii) Unless the Company shall have filed with the Trustee written exceptions or objections to any such statement or account within 180 days after receipt thereof, the Company shall be deemed to have approved such statement and account; and in such case, or upon the written approval by the Company of any such statement and account, the Trustee shall be forever released and discharged with respect to all matters and things expressly set forth in such statement and account as though it had been settled by decree of a court of competent jurisdiction in an action or proceeding to which the Company and all persons having any beneficial interest in the Fund were parties.

      (b) Nothing contained in this Agreement or in the Plan shall deprive the Trustee of the right to have judicial settlement of its accounts. In any proceeding for a judicial settlement of the Trustee's accounts, or for instructions in connection with the Fund, the only other necessary party thereto in addition to the Trustee shall be the Company. If the Trustee so elects, it may bring in as a party or parties defendant any other person or persons. No person interested in the Fund, other than the Company, shall have the right to compel an accounting, judicial or otherwise, by the Trustee, and each such person shall be bound by all accountings by the Trustee to the Company, as herein provided, as if the account had been settled by decree of a court of competent jurisdiction in an action or proceeding to which such person was a party.

                                    SECTION 7
                            Responsibility of Trustee

      (a) The Trustee shall discharge its duties under this Agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Committee or Fiduciary which is contemplated by, and in conformity with, the terms of the Plan or this Agreement and is given in writing by the Committee or Fiduciary. The duties and obligations of the Trustee shall be limited to those expressly imposed upon it by this Agreement, notwithstanding any reference herein to the Plan.

      (b) The Trustee shall have no duty to commence or defend any legal action arising in connection with the Trust unless it shall first have been indemnified, in manner and substance satisfactory to it, against its costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto.

      (c) The Trustee may consult with counsel, who may be counsel for the Company or for the Trustee in its individual capacity, and shall not be liable for any actions taken or omitted in accordance with the opinion of counsel. The Company agrees, to the extent permitted by law, to indemnify and hold the Trustee harmless from and against any liability that it may incur in connection with the Fund, unless arising from the Trustee's own grossly negligent or willful breach of the provisions of Section 7(a). The Trustee shall not be required to give any bond or other security for the faithful performance of its duties under this Agreement, except as required by law. The Trustee, in its corporate capacity, shall not be liable for claims of any persons in any manner regarding the Plan; such claims shall be limited to the Trust Fund.

      (d) (i) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein; provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form)


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other than to a successor Trustee or to loan to any person the proceeds of any borrowing against such policy.

           (ii) The Trustee shall have, and in its sole and absolute discretion may exercise from time to time and at any time, the following administrative powers and authority with respect to the Fund consistent with the provisions of
Section 4:

                     (A) To continue to hold any property of the Fund whether or not productive of income; to reserve from investment and keep unproductive of income, without liability for interest, cash temporarily awaiting investment and such cash as it deems advisable or as the Committee from time to time may specify in order to meet the administrative expenses of the Fund or anticipated distributions therefrom;

                     (B) To hold property of the Fund in its own name or in the name of a nominee or nominees, without disclosure of the Trust, or in bearer form so that it will pass by delivery, but no such holding shall relieve the Trustee of its responsibility for the safe custody of the Fund in accordance with the provisions of the Agreement; the Trustee's books and records shall at all times show that such property is part of the Fund; and, subject to Section 7(c), the Trustee shall be absolutely liable for any loss occasioned by the acts of its nominee or nominees with respect to the securities registered in the name of the nominee or nominees;

                     (C) To employ in the management of the Fund suitable
                 agents, without liability for any loss occasioned by any such agents selected by the Trustee with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

                     (D) To do all other acts that the Trustee may deem
                 necessary or proper to carry out any of the powers set forth in
                 Section 4 hereof or otherwise in the best interests of the Fund.

      (e) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

      (f) Unless the Trustee participates knowingly in, or knowingly undertakes to conceal, an act or omission of the Committee, the Fiduciary, or any other fiduciary, knowing such act or omission to be a breach of fiduciary responsibility, the Trustee shall be under no liability for any loss of any kind which may result by reason of such act or omission.

      (g) If a dispute arises as to the payment of any funds or delivery of any assets by the Trustee, the Trustee may withhold such payment or delivery until the dispute is determined by a court of competent jurisdiction or finally settled in writing by the parties concerned.

                                    SECTION 8
                        Taxes, Compensation and Expenses


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       (a) (i) The Company shall pay any Federal, state, local or other taxes imposed or levied with respect to the corpus and/or income of the Fund or any part thereof under existing or future laws.

           (ii)All taxes that may be levied or assessed upon, or in respect of, the Fund shall be paid from the Fund. The Trustee shall notify the Company of any proposed or final assessments of taxes and may assume that any such taxes are lawfully levied or assessed, unless the Company advises it in writing to the contrary within 15 days after receiving the above notice from the Trustee. In such case, the Trustee, if requested by the Company in writing, shall contest the validity of such taxes in any manner deemed appropriate by the Company; the Company may itself contest the validity of any such taxes, in which case the Company shall so notify the Trustee and the Trustee shall have no responsibility or liability respecting such contest. If either party to this Agreement contests any such proposed levy or assessments, the other party shall provide such information and cooperation as the party conducting the contest shall reasonably request.

      (b) The Trustee, without direction from the Company or the Committee, shall pay from the Fund from time to time such reasonable compensation for its services as trustee as shall be agreed upon with the Company, the reasonable and necessary expenses and compensation of counsel and other agents employed or engaged by the Trustee pursuant to Section 7(d)(ii)(C) and all other reasonable and necessary expenses of managing and administering the Fund (which the Trustee, in its discretion, determines to be necessary or appropriate) that are not paid by the Company. Pursuant to Committee direction, the Trustee shall also pay from the Fund the Fiduciary's fees and expenses to the extent not paid by the Company.

                                    SECTION 9
                       Resignation and Removal of Trustee

      (a) The Trustee may resign at any time by written notice to the Company, which shall be effective 60 days after receipt of such notice unless the Company and the Trustee agree otherwise.

      (b) The Company, by action of its Board, may remove the Trustee at any time upon 60 days written notice, or upon shorter notice if acceptable to the Trustee. In the event it resigns or is removed, the Trustee shall have a right to have its accounts settled as provided in Section 6 hereof.

      (c) (i) Upon the resignation or removal of the Trustee and the appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 60 days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit.

          (ii) The Trustee may reserve such sums as the Trustee shall deem necessary to defray its expenses in settling its accounts, to pay any of its compensation due and unpaid and to discharge any obligation of the Fund for which the Trustee may be liable. If the sums so reserved are not sufficient for these purposes, the Trustee shall be entitled to recover the amount of any deficiency from either the Company or the successor Trustee, or both. When the Fund shall have been transferred and delivered to the successor Trustee and the accounts of the Trustee have been settled as provided in Section 6 hereof, the Trustee shall be released and discharged from all further accountability or liability for the Fund and shall not be responsible in any way for the further disposition of the Fund or any part thereof.

      (d) (i) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 10 hereof, by the effective date of resignation or removal under subsection (b) above. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee incurred in connection with the proceeding shall be allowed as administrative expenses of the Trust.


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          (ii) Each successor trustee shall have all the powers and duties conferred upon the Trustee in this Trust Agreement and "Trustee", as used in this Agreement, shall be deemed to include any successor Trustee.

                                   SECTION 10
                            Appointment of Successor

      In the event of the resignation or removal of the Trustee, a successor Trustee shall be appointed by the Company. Such appointment shall take effect upon delivery to the Trustee of an instrument so appointing the successor and an instrument of acceptance executed by such successor, both of which instruments shall be duly acknowledged by a notary public. The delivery of such instruments shall take place within sixty (60) days after notice of resignation or removal, as applicable, of the Trustee shall have been given.

                                   SECTION 11
                            Amendment or Termination

      (a) This Trust Agreement may be amended by a written instrument duly executed and acknowledged by the Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable.

      (b) (i) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Company.

          (ii) Notwithstanding the foregoing, if not sooner terminated, the Trust shall terminate automatically on the twenty-first (21st) anniversary of the death of the last to die of all the Plan participants, who are living and in being on the effective date of this Trust Agreement.

          (iii) In case the Plan is terminated, in whole or in part, the Trustee (subject to the provisions of Sections 9 and 10 hereof and reserving such sums as the Trustee shall deem necessary in settling its accounts and to discharge any obligation of the Fund for which the Trustee may be liable) shall apply and distribute any subfund attributable to such terminating Plan in accordance with the written directions of the Committee. Upon such termination of the Plan in whole or in part, the Trustee shall have a right to have its accounts settled as provided in Section 6 hereof. When a subfund shall have been so applied or distributed and the accounts of the Trustee shall have been so settled, the Trustee shall be released and discharged from all further accountability or liability respecting such subfund, and shall not be responsible in any way for the further disposition of such subfund.

                                   SECTION 12
                                  Miscellaneous

      (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

      (b) Benefits payable to Plan participants under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

      (c) (i) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be performed wholly within the State of New York.


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          (ii) Nothing in this Agreement shall be construed to subject the Trust created hereunder to ERISA.

          (iii) Any reference herein to ERISA or the Code shall include such law as in effect on the effective date hereof, subsequent amendment thereto and any succeeding law.

      (d) The titles to Sections of this Agreement are placed herein for convenience of reference only, and the Agreement is not to be construed by reference thereto.

      (e) This Agreement shall bind and inure to the benefit of the successors and assigns of the Company and the Trustee, respectively.

      (f) This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute but one instrument, which may be sufficiently evidenced by any counterpart executed by all parties hereto.

      (g) Any corporation into which the Trustee is merged with or with which it is consolidated, or any corporation resulting from a merger, reorganization or consolidation, to which the Trustee is a party, or any corporation to which all or substantially all the trust business of the Trustee is transferred shall become the successor trustee under the Agreement without the execution or filing of any further instrument or the performance of any further act.

      (h) The Company or anyone acting on its behalf may at any time employ the Trustee in its corporate (and not its fiduciary) capacity as agent to perform any act, keep any records or accounts, or make any computations required by the Company. Any such agency relationship shall be established by a separate agreement between the Company and the Trustee, and the existence of such agreement and any actions performed by the Trustee under such agreement shall not affect its responsibilities as Trustee under this Agreement.

                                   SECTION 13
                   Administration of the Plan; Communications

      (a) The Committee shall administer the Plan as provided therein, the Fiduciary shall be responsible for certifying the existence or not of the circumstances specified in Section 2(b) and the Trustee shall not be responsible in any respect for administering such Plan or making determinations specified in
Section 2(b) nor shall the Trustee be responsible for the adequacy of the Fund to meet and discharge all payments and liabilities under such Plan. The Trustee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by any member of the Committee, the Fiduciary or a duly-authorized Company officer. The Committee from time to time shall furnish the Trustee with the names and specimen signatures of such persons and shall promptly notify the Trustee of the termination of any such person and the appointment of a successor. Until notified to the contrary, the Trustee shall be fully protected in relying upon the most recent list of authorized persons furnished to it by the Committee.

      (b) Any action required by any provision of this Agreement to be taken by the Board shall be evidenced by a resolution of the Board, certified to the Trustee by the Secretary or an Assistant Secretary of the Company under its corporate seal. The Trustee shall be fully protected in relying upon any resolution so certified to it. Unless other evidence with respect thereto has been specifically prescribed in this Agreement, any other action of the Company under any provision of this Agreement, including any approval of or exceptions to the Trustee's accounts, shall be evidenced by a certificate signed by an officer of the Company, duly authorized to give communications to the Trustee, and the Trustee shall be fully protected in relying upon such certificate. The Trustee may accept a certificate signed by any member of the Committee, the Fiduciary or a duly-authorized Company officer authorized to give communications to the Trustee as proof of any fact or matter that it deems necessary or desirable to have established in the administration of the Trust (unless other evidence of such fact or matter is expressly prescribed herein), and the Trustee shall be fully protected in relying upon the statements in the certificate.

      (c) Notwithstanding anything herein contained to the contrary, the Trustee shall be entitled conclusively to rely upon any written notice, instruction, direction, certificate or other communication reasonably believed by it to be genuine and to be signed by the proper person or persons, and the Trustee shall be under no duty to make investigation or inquiry as to the truth or accuracy of any statement contained therein.

      (d) Until notice be given to the contrary, communications to the Trustee shall be sent to it at its office at One HSBC Plaza, Rochester, NY 14639,
Attention: Charles Herendeen; communications to the Company shall be sent to it at its office at 175 Sully's Trail, Suite 300, Pittsford, New York, 14534, ATTN:
Russell I. Zuckerman, Esq.

                                   SECTION 14
                              Name; Effective Date

      The name of the Trust created hereby shall be the Mpower Communications Corp. Employee Benefit Trust.

      The effective date of this Trust Agreement shall be October 2, 2002.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective names by their duly authorized officers as of the day and year first above written.

                                    MPOWER COMMUNICATIONS CORP.

                                    By:    /s/ Rolla P. Huff
                                       ----------------------------------
                                          ROLLA P. HUFF, CEO


                                    TRUSTEE

                                    By:    /s/ Charles G. Herrendeen
                                       ----------------------------------
                                          Charles G. Herrendeen

STATE OF ________________)
COUNTY OF _______________)     ss:

      On this 2nd day of October, 2002, before me personally came ROLLA P. HUFF, to me known, who, being by me duly sworn, did depose and say that he resides at 14 Moraine Point, Victor, New York, 14564, that he is the Chief Executive Officer of Mpower Communications Corp., the Company described in the foregoing instrument, that he was duly authorized by the Company to execute the agreement and that he signed the agreement.

----------------------------
      Notary Public

STATE OF NEW YORK        )
COUNTY OF   _____________)     ss:

      On this _____ day of ______________, 2002, before me personally came _________________________, to me known, who, being by me duly sworn, did depose and say that s/he resides at _______________________, that he is the ________________________ of HSBC Bank USA, the company described in and which executed the foregoing instrument as Trustee, by order of the Board of Directors of said company and that s/he signed.


----------------------------------
      Notary Public